UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 11, 2004

J.P. MORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue,
New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Item 7. Financial Statements and Exhibits

      (c) Exhibits

            The following Exhibits are incorporated by reference into the Registration Statement on Form S-3 (333-52826) of J.P. Morgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

1(a)(2)	Executed Master Agency Agreement
4(o)	Executed Calculation Agent Agreement
4(p)	Executed Paying Agent, Registrar & Transfer Agent and Authenticating Agent Agreement
8	Tax Opinion of Davis Polk & Wardwell

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE & CO.
(Registrant)

By:	/s/ Anthony Horan

	Name:	Anthony Horan
	Title:	Corporate Secretary

Dated: May 11, 2004

EXHIBIT INDEX

Exhibit Number	Description

1(a)(2)	Executed Master Agency Agreement
4(o)	Executed Calculation Agent Agreement
4(p)	Executed Paying Agent, Registrar & Transfer Agent and Authenticating Agent Agreement
8	Tax Opinion of Davis Polk & Wardwell